UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2013 (May 16, 2013)

Union Pacific Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska (Address of principal executive offices)		68179 (Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Union Pacific Corporation (the Company) held its Annual Meeting of Shareholders on May 16, 2013, in Salt Lake City, Utah (the Meeting). Of the 468,375,278 shares outstanding and entitled to vote at the Meeting, 401,887,189 shares were present at the Meeting in person or by proxy, constituting a quorum of approximately 85.80%. The shareholders of the Company’s common stock considered and voted upon five proposals at the Meeting.

Proposal 1 – Election of Directors

The holders of the common stock of the Company elected each of the following directors to serve a term of one year, ending at the time of the next Annual Meeting of Shareholders in 2014 (or until a successor is elected) pursuant to the By-Laws of the Company and the applicable laws of the State of Utah:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew H. Card, Jr.	360,251,889	1,469,418	992,836	39,173,046
Erroll B. Davis, Jr.	359,816,029	1,889,950	1,008,164	39,173,046
Thomas J. Donohue	355,587,869	6,131,394	994,880	39,173,046
Archie W. Dunham	356,394,228	5,239,786	1,080,129	39,173,046
Judith Richards Hope	357,442,630	4,262,026	1,009,487	39,173,046
John J. Koraleski	357,951,113	3,820,256	942,774	39,173,046
Charles C. Krulak	359,079,797	2,638,653	995,693	39,173,046
Michael R. McCarthy	360,428,676	1,264,365	1,021,102	39,173,046
Michael W. McConnell	360,114,889	1,600,191	999,063	39,173,046
Thomas F. McLarty III	359,869,493	1,836,896	1,007,754	39,173,046
Steven R. Rogel	357,757,097	3,943,320	1,013,726	39,173,046
Jose H. Villarreal	358,614,321	3,083,520	1,016,302	39,173,046
James R. Young	357,086,790	4,660,749	966,604	39,173,046

Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Year Ending December 31, 2013

The holders of the Company’s common stock voted for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013 by the following count:

Votes For	Votes Against	Abstentions
395,711,112	5,066,743	1,109,334

Proposal 3 – Advisory Vote on Executive Compensation (“Say on Pay”)

The holders of the Company’s common stock approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
349,442,778	10,818,880	2,449,934	39,175,597

Proposal 4 – Adoption of Union Pacific Corporation 2013 Stock Incentive Plan

The Board of Directors requested that shareholders approve the Company’s 2013 Stock Incentive Plan. The holders of the Company’s common stock voted for Proposal 4 by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
344,953,916	15,934,701	1,822,975	39,175,597

Proposal 5 – Shareholder Proposal Regarding Lobbying Activities

A shareholder of the Company submitted a proposal requesting that the Board of Directors authorize the preparation of an annual report disclosing the Company’s lobbying activities. The holders of the Company’s common stock voted against Proposal 5 by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,386,121	230,254,619	43,070,503	39,175,946

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2013

UNION PACIFIC CORPORATION

By:	/s/James J. Theisen, Jr.
James J. Theisen, Jr.
Associate General Counsel and Assistant Secretary